UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 30, 2009

Wells Real Estate Fund II-OW

(Exact Name of Registrant as Specified in Charter)

Georgia	0-17876	58-1754703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia		30092-3365
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Impairment of Real Estate Assets

Fund II and Fund III Associates (“Fund II-III Associates”) owned 100% of a four-story office building containing approximately 116,000 rentable square feet, located in Houston, Texas (“2100 Space Park Drive”). Fund II-III Associates is a joint venture partnership between Wells Real Estate Fund III, L.P. and Fund II and Fund II-OW, a joint venture partnership between Wells Real Estate Fund II and Wells Real Estate Fund II-OW (the “Registrant”). The Registrant holds an equity interest of approximately 3.4% in Fund II-III Associates.

After careful consideration, Fund II-III Associates concluded that pursuing a strategy to sell 2100 Space Park Drive in its current condition would be in the best interests of the joint venture partners. Effective April 24, 2009, Fund II-III Associates entered into a contract to sell 2100 Space Park Drive for $8,000,000. As a result, Fund II-III Associates reevaluated the recoverability of the property’s carrying value and recorded an impairment loss of approximately $850,000 (approximately $29,000 of which was allocated to the Registrant) to reduce the carrying value of the property to a revised estimate of its fair value based on the $8,000,000 contract price, less estimated selling costs, as of March 31, 2009.

Item 2.01.	Disposition of Assets

On April 30, 2009, Fund II-III Associates closed on the sale of 2100 Space Park Drive to an unaffiliated third party for a gross sales price of $8,000,000, less closing costs. As a result of the sale, Fund II-III Associates received net sale proceeds of approximately $7,705,000, of which approximately $261,000 is allocable to the Registrant, and recognized a gain on sale of approximately $44,000, of which approximately $1,500 is allocable to the Registrant. The aforementioned net sale proceeds are currently being held in reserve by Fund II and Fund II-OW. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2008	F-2

Pro Forma Statement of Operations for the year ended December 31, 2008	F-3

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II-OW (Registrant)

By:	WELLS CAPITAL, INC. General Partner

	By:	/s/ Douglas P. Williams

Douglas P. Williams Senior Vice President

Date: May 6, 2009

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WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund II-OW (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2008.

The following unaudited pro forma balance sheet as of December 31, 2008 has been prepared to give effect to the April 30, 2009 sale of 2100 Space Park Drive and the April 20, 2009 sale of the Louis Rose Building as if the dispositions and distributions of net sale proceeds therefrom had occurred on December 31, 2008. The 2100 Space Park Drive property was 100% owned by Fund II and Fund III Associates (“Fund II-III Associates”), a joint venture partnership between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture partnership between Wells Real Estate Fund II and the Registrant. The Registrant holds an equity interest of approximately 3.4% in Fund II-III Associates. The Louis Rose Building was 100% owned by Fund II and Fund II-OW. The Registrant holds an equity interest of approximately 5.3% in Fund II and Fund II-OW.

The following unaudited pro forma statement of operations for the year ended December 31, 2008 has been prepared to give effect to the sales of 2100 Space Park Drive and the Louis Rose Building as if the dispositions occurred on January 1, 2008.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of 2100 Space Park Drive and the Louis Rose Building had been consummated as of January 1, 2008. Specifically, the accompanying pro forma statement of operations does not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2008.

F-1

WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

December 31, 2008

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Louis Rose Building		2100 Space Park Drive		Pro Forma Total
ASSETS:
Investment in Fund II and Fund II-OW	$442,566	$182	(b)(d)	$(33,138	)(c)(d)	$409,610
Due from Fund II and Fund II-OW	11,480	0		0		11,480
Cash and cash equivalents	194	0	(d)	0	(d)	194

Total assets	$454,240	$182		$(33,138)		$421,284

LIABILITIES AND PARTNERS’ CAPITAL:
Partners’ capital:
Limited partners:
Class A – 6,062 units outstanding	$454,240	$0		$(32,956	)(c)	$421,284
Class B – 1,626 units outstanding	0	182	(b)	(182	)(c)	0
General partners	0	0		0		0

Total partners’ capital	454,240	182		(33,138)		421,284

Total liabilities and partners’ capital	$454,240	$182		$(33,138)		$421,284

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2008.

(b)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the Louis Rose Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

(c)

Reflects the Registrant’s proportionate share of the pro forma loss allocated from the sale of 2100 Space Park Drive. The allocation of loss between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

(d)

The Registrant’s proportionate share of the assumed distribution of net proceeds from the sales of the Louis Rose Building and 2100 Space Park Drive are currently being held in reserve by Fund II and Fund II-OW.

F-2

WELLS REAL ESTATE FUND II-OW

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Louis Rose Building		2100 Space Park Drive		Pro Forma Total
EQUITY IN LOSS OF FUND II AND FUND II-OW	$(159,353)	$133,548	(b)	$13,026	(c)	$(12,779)

NET INCOME (LOSS)	$(159,353)	$133,548		$13,026		$(12,779)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$(159,353)	$133,548		$13,026		$(12,779)

CLASS B	$0	$0		$0		$0

NET INCOME (LOSS) PER LIMITED PARTNER UNIT:
CLASS A	$(26.29)	$22.03		$2.15		$(2.11)

CLASS B	$0.00	$0.00		$0.00		$0.00

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2008.

(b)

Reflects a reduction of equity in loss of Fund II and Fund II-OW incurred by the Registrant related to the Louis Rose Building for the year ended December 31, 2008. The pro forma adjustment represents the Registrant’s pro rata share of operating expenses, management fees, depreciation, impairment loss, and administrative costs. This pro forma adjustment does not include the Registrant’s pro rata share of the non-recurring gain (loss) on the sale of the Louis Rose Building that would have been recognized if the transaction had occurred on January 1, 2008.

(c)

Reflects a reduction of equity in loss of Fund II and Fund II-OW incurred by the Registrant related to 2100 Space Park Drive for the year ended December 31, 2008. The pro forma adjustment represents the Registrant’s pro rata share of rental revenues, less operating expenses, management fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant’s pro rata share of the impairment loss recognized on 2100 Space Park Drive in the first quarter of 2009 or the gain (loss) on the sale of 2100 Space Park Drive that would have been recognized if the transaction had occurred on January 1, 2008.

F-3